UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: December 31, 2011

Patrick F. Quan
International Growth and Income Fund
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM

[photo of a compass on a map]

Semi-annual report for the six months ended December 31, 2011

International Growth and Income Fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2011:

			Lifetime
Class A shares	1 year	5 years	(since 10/1/08)
Reflecting 5.75% maximum sales charge	–12.81%	—	5.11%

The total annual fund operating expense ratio was 0.89% for Class A shares as of the prospectus dated September 1, 2011.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008. In addition, the investment adviser reimbursed other fees and expenses during some of the periods shown in this report. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 28 to 31 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2012, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.85%.

Results for other share classes can be found on page 36.

Investing outside the United States may be subject to risks such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

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International stocks ended the first half of the fiscal year sharply lower as investors became increasingly dismayed by Europe’s widening sovereign debt crisis and by some signs of economic weakness in the United States, China and Europe.

Against this backdrop, International Growth and Income Fund fell 12.8% for the six months ended December 31, 2011. While we are never pleased to see a decline in the value of the fund, we take some comfort in the fact that the fund’s total return bettered the 16.8% drop of its benchmark, the MSCI ACWI (All Country World Index) ex USA. The index, which measures a broad range of developed- and developing-country stock markets, is unmanaged and its returns do not include expenses. The fund also bested its peer group, as measured by the Lipper International Funds Index, which declined 17.6%.

The fund’s total return includes quarterly dividends totaling 31.9 cents a share paid during the period. Investors also received a capital gains distribution of 51.4 cents a share in December.

A turbulent environment

The heightened volatility that began during the fund’s previous fiscal year continued through much of the recent six-month period, as investors focused on Europe’s apparent failure to contain its worsening sovereign debt crisis. Mixed economic data from the U.S., Europe and a number of developing nations also weighed on investor sentiment. Most of the world’s stock markets suffered declines, with a number of euro zone nations registering some of the steepest. A drop in the value of the euro (the common currency of the 17 nations comprising the euro zone) versus the U.S. dollar amplified these losses for U.S. investors.

[Begin Sidebar]
Results at a glance
For periods ended December 31, 2011, with all distributions reinvested

			Average annual
	Total returns		total returns
			Lifetime
	Six months	1 year	(since 10/1/2008)
International Growth and
Income Fund (Class A shares)	–12.81%	–7.50%	7.05%
MSCI ACWI ex USA*	–16.75	–13.33	1.85
Lipper International Funds Index	–17.56	–14.48	0.45

*The index is unmanaged and, therefore, has no expenses.
[End Sidebar]

During the period, Europe’s leaders took a series of steps to address the problems of its most indebted nations. In many cases, those efforts were met with investor disappointment. In December, most European Union nations agreed to sign a treaty requiring much closer fiscal, economic and political integration — as well as tighter budgeting restrictions. It remains unclear, however, if Europe’s political leaders can follow this step with further measures that will bring about a definitive resolution to the situation.

As Europe is home to nearly half of the fund’s equity holdings, we are closely monitoring developments in the region. While we expect Europe will continue to face serious challenges for some time, we are hopeful that its leaders will adopt sensible and appropriate policies.

Worries also extended to slowing growth in the developing world, particularly in China and India. For the six months, China’s stock market lost 19.1%* in U.S. dollar terms as questions about inflation and the health of the country’s property market weighed on equities. In an ongoing effort to battle inflation while preserving growth, Chinese authorities raised interest rates a number of times in 2011 before reversing course with a rate cut in November. In India, a slowdown in industrial production and inflation fears driven partly by rising food prices unnerved investors; equities registered a 31.4% loss. Reports of government corruption scandals in India also upset the markets.

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestmentof dividends.

[Begin Sidebar]
Largest equity holdings
(as of December 31, 2011)
		Percent of
Company	Country	net assets

Royal Dutch Shell	United Kingdom	3.5%
British American Tobacco	United Kingdom	3.3
TOTAL	France	2.7
National Grid	United Kingdom	2.7
Novartis	Switzerland	2.1
Power Assets Holdings	Hong Kong	1.9
Unilever NV	Netherlands	1.9
Taiwan Semiconductor Manufacturing	Taiwan	1.9
Tesco	United Kingdom	1.7
GDF SUEZ	France	1.6
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets were invested
Percent of net assets by country as of December 31, 2011

	International Growth	MSCI ACWI
	and Income Fund	ex USA*
Europe
Euro zone†	24.6%	19.0%
United Kingdom	18.3	15.9
Switzerland	4.5	5.9
Sweden	1.7	2.1
Other Europe	.6	3.6
Europe	49.7	46.5

Asia/Pacific
Australia	7.7	5.9
Japan	7.2	14.7
Hong Kong	3.9	1.9
Taiwan	3.0	2.5
China	2.1	4.1
South Korea	1.9	3.5
Singapore	.7	1.1
New Zealand	.7	.1
Thailand	.6	.5
Indonesia	.5	.7
Other Asia/Pacific	.4	2.4
Asia/Pacific	28.7	37.4

The Americas
Canada	6.2	8.4
Mexico	2.2	1.1
United States	.8	—
Brazil	.6	3.5
Other Americas	.1	.8
The Americas	9.9	13.8

Other
South Africa	2.6	1.8
Other countries	—	.5
Other	2.6	2.3

Short-term securities &
other assets less liabilities	9.1	—

Total	100.0%	100.0%

*MSCI ACWI (All Country World Index) ex USA market capitalizations as of December 31, 2011.
† Countries using the euro as a common currency; those represented in the fund’s portfolio or the MSCI ACWI (All Country World Index) ex USA are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

[End Sidebar]

Likewise, reports of economic weakness and the difficulties in Europe contributed to stock market declines in a number of developed markets in the Asia/Pacific region. Among them were Australia (–14.1%), Singapore (–19.0%) and Japan (–10.0%).

There were some encouraging signs during the period. U.S. economic data was surprisingly positive toward the end of 2011 and corporate profits remained strong. And, despite the slowdown, economic growth in China and India continued at a relatively healthy rate.

Broad-based weakness

While the fund dropped less than its key benchmarks, the breadth of the downturn left virtually no market sector unharmed. Most of the fund’s holdings — including seven of its top 10 — suffered declines. French utilities company GDF SUEZ (–25.3%), oil and gas company TOTAL (–11.6%) and Swiss pharmaceutical producer Novartis (–6.7%) all lost ground. Among the few bright spots were British American Tobacco (+8.3%), consumer products maker Unilever (+5.0%) and oil giant Royal Dutch Shell (+6.8%), the fund’s largest holding.

Given the landscape, portfolio holdings in some of the more economically sensitive industries, including telecommunication services, automobiles and retailers, suffered sharp declines. A number of investments in financial companies also recorded losses, burdened by the troubles in Europe.

A focus on companies

While country and regional returns help to characterize the overall investment climate, the portfolio counselors who manage International Growth and Income Fund base their investment decisions on the merits of individual companies, not macroeconomic trends. This approach has resulted in a broadly diversified portfolio. (Turn to page 3 for a geographic breakdown.)

During the period, the fund’s counselors selectively added to holdings of telecommunications and energy companies. They also reduced a handful of capital goods and real estate holdings to free up cash for what they believe were better investment opportunities elsewhere.

Looking forward

The difficult conditions of recent months drive home the fact that investing always involves a measure of uncertainty and requires some tolerance for risk. We nonetheless believe there are a number of exciting investment opportunities with the potential to reward long-term investors.

The world’s economic challenges and market volatility are likely to continue in the near term. We maintain a cautious approach when choosing investments for the fund’s portfolio. However, we remain hopeful that the world’s political leaders will adopt policies that can support economies and financial systems at risk. We also believe that, despite recent signs of weakness, China will resume its role as a primary driver of global growth over the long term. In the meantime, we will focus on identifying strong companies with growth potential that often reward investors in the form of regular dividend payments.

We appreciate the confidence you have placed in us and look forward to reporting back to you again at the close of the fiscal year.

Cordially,

/s/ Steven T. Watson

Steven T. Watson
Vice Chairman of the Board

/s/ Carl M. Kawaja

Carl M. Kawaja
President

February 13, 2012

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace, chairman emeritus and former portfolio counselor of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

Summary investment portfolio                               December 31, 2011
unaudited

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)
Financials	14.58%
Consumer staples	12.89
Energy	9.87
Telecommunication services	9.75
Industrials	9.09
Other industries	33.46
Other securities	1.26
Short-term securities & other assets less liabilities	9.10
[end pie chart]

Country diversification	(percent of net assets)
Euro zone*	24.6%
United Kingdom	18.3
Australia	7.7
Japan	7.2
Canada	6.2
Switzerland	4.5
Hong Kong	3.9
Taiwan	3.0
South Africa	2.6
Mexico	2.2
Other countries	10.7
Short-term securities & other assets less liabilities	9.1

*Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

			Percent
		Value	of net
Common stocks - 89.64%	Shares	(000)	assets

Financials - 14.58%
Prudential PLC	7,208,148	$71,475	1.56%
Bank of Nova Scotia	1,229,200	61,330	1.34
QBE Insurance Group Ltd.	3,705,000	49,074	1.07
Sumitomo Mitsui Financial Group, Inc.	1,695,000	47,214	1.03
Agricultural Bank of China, Class H	107,325,000	46,155	1.01
Toronto-Dominion Bank	610,000	45,680	1.00
Industrial and Commercial Bank of China Ltd., Class H	59,329,500	35,216	.77
United Overseas Bank Ltd.	2,928,550	34,477	.75
Sampo Oyj, Class A	1,235,000	30,641	.67
Fairfax Financial Holdings Ltd.	70,000	30,184	.66
Other securities		215,512	4.72
		666,958	14.58

Consumer staples - 12.89%
British American Tobacco PLC	3,189,500	151,348	3.31
Unilever NV, depository receipts	2,577,200	88,625	1.94
Tesco PLC	12,236,914	76,671	1.68
Shoprite Holdings Ltd.	3,585,000	60,486	1.32
Nestlé SA	670,000	38,518	.84
Pernod Ricard SA	369,660	34,285	.75
Kimberly-Clark de México, SAB de CV, Class A	5,879,300	31,708	.69
Other securities		107,825	2.36
		589,466	12.89

Energy - 9.87%
Royal Dutch Shell PLC, Class B	4,234,000	161,360	3.53
TOTAL SA	2,453,500	125,430	2.74
Crescent Point Energy Corp.	1,640,500	72,303	1.58
Other securities		92,484	2.02
		451,577	9.87

Telecommunication services - 9.75%
Koninklijke KPN NV	6,015,000	71,972	1.57
Telstra Corp. Ltd.	20,894,000	71,163	1.56
France Télécom SA	3,503,300	55,022	1.20
KT Corp. (1)	1,046,500	32,450
KT Corp. (ADR)	1,385,000	21,661	1.18
América Móvil, SAB de CV, Series L	23,370,000	26,494
América Móvil, SAB de CV, Series L (ADR)	1,108,000	25,041	1.13
Other securities		142,120	3.11
		445,923	9.75

Industrials - 9.09%
Schneider Electric SA	1,103,032	58,075	1.27
Siemens AG	553,500	52,968	1.16
Marubeni Corp.	6,210,000	37,839	.83
Capita Group PLC	3,855,000	37,627	.82
Other securities		229,022	5.01
		415,531	9.09

Utilities - 7.75%
National Grid PLC	12,590,655	122,208	2.67
Power Assets Holdings Ltd.	12,028,000	88,972	1.94
GDF SUEZ	2,756,271	75,341	1.65
Other securities		67,976	1.49
		354,497	7.75

Materials - 7.56%
L'Air Liquide SA, bonus shares (1)	349,508	43,240
L'Air Liquide SA, non-registered shares	100,958	12,490	1.22
Orica Ltd.	1,982,348	49,148	1.07
Amcor Ltd.	5,125,000	37,794	.83
Fletcher Building Ltd.	6,955,000	33,240	.73
Impala Platinum Holdings Ltd.	1,476,827	30,616	.67
K+S AG	638,000	28,834	.63
Other securities		110,533	2.41
		345,895	7.56

Information technology - 6.29%
Taiwan Semiconductor Manufacturing Co. Ltd.	35,271,506	88,298	1.93
Nintendo Co., Ltd.	364,400	50,184	1.10
Canon, Inc.	1,074,000	47,581	1.04
Other securities		101,623	2.22
		287,686	6.29

Health care - 5.33%
Novartis AG	1,660,100	94,908	2.08
Sanofi	482,683	35,452	.78
GlaxoSmithKline PLC	1,350,000	30,851	.67
Other securities		82,531	1.80
		243,742	5.33

Consumer discretionary - 5.30%
Virgin Media Inc.	1,815,000	38,805	.85
H & M Hennes & Mauritz AB, Class B	935,000	30,066	.66
Other securities		173,573	3.79
		242,444	5.30

Miscellaneous - 1.23%
Other common stocks in initial period of acquisition		56,018	1.23

Total common stocks (cost: $3,891,477,000)		4,099,737	89.64

			Percent
		Value	of net
Preferred stocks - 0.27%		(000)	assets

Financials - 0.27%
Other securities		12,360	.27

Total preferred stocks (cost: $12,000,000)		12,360	.27

			Percent
		Value	of net
Convertible securities - 0.07%		(000)	assets

Materials - 0.07%
Other securities		3,334	.07

Total convertible securities (cost: $12,190,000)		3,334	.07

	Principal		Percent
	amount	Value	of net
Bonds & notes - 0.92%	(000)	(000)	assets

Financials - 0.36%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated) (2) (3)	$5,410	6,235	.14
Other securities		10,313	.22
		16,548	.36

Consumer staples - 0.36%
British American Tobacco International Finance PLC 8.125% -9.50% 2013-2018 (2)	14,159	16,339	.36

Other - 0.20%
Other securities		9,079	.20

Total bonds & notes (cost: $35,754,000)		41,966	.92

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.19%	(000)	(000)	assets

Fannie Mae 0.055%-0.17% due 1/3-6/20/2012	74600	74,577	1.63
National Australia Funding (Delaware) Inc. 0.145%-0.22% due 1/17-2/22/2012 (2)	74,200	74,196	1.62
Freddie Mac 0.10%-0.13% due 6/19-8/21/2012	36,100	36,079	.79
Barclays Bank PLC 0.09% due 1/3/2012	30,000	30,000	.65
Nestlé Capital Corp. 0.12% due 6/1/2012 (2)	25,000	24,983	.55
Other securities		134,881	2.95

Total short-term securities (cost: $374,709,000)		374,716	8.19

Total investment securities (cost: $4,326,130,000)		4,532,113	99.09
Other assets less liabilities		41,440	.91

Net assets		$4,573,553	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $107,870,000, which represented 2.36% of the net assets of the fund. This amount includes $64,630,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $243,431,000, which represented 5.32% of the net assets of the fund.

(3) Coupon rate may change periodically.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities		unaudited
at December 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $4,326,130)		$4,532,113
Cash		71
Receivables for:
Sales of investments	$3,568
Sales of fund's shares	57,388
Dividends and interest	19,451	80,407
		4,612,591
Liabilities:
Payables for:
Purchases of investments	23,353
Repurchases of fund's shares	11,445
Investment advisory services	1,989
Services provided by related parties	1,415
Trustees' deferred compensation	753
Other	83	39,038
Net assets at December 31, 2011		$4,573,553

Net assets consist of:
Capital paid in on shares of beneficial interest		$4,380,945
Undistributed net investment income		4,099
Distributions in excess of net realized gain		(17,556)
Net unrealized appreciation		206,065
Net assets at December 31, 2011		$4,573,553

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (166,477 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$3,092,156	112,543	$27.48
Class B	23,222	846	27.45
Class C	193,537	7,057	27.43
Class F-1	400,228	14,567	27.48
Class F-2	346,219	12,598	27.48
Class 529-A	64,906	2,364	27.45
Class 529-B	1,128	41	27.42
Class 529-C	16,060	587	27.36
Class 529-E	1,975	72	27.46
Class 529-F-1	3,006	109	27.48
Class R-1	3,954	144	27.43
Class R-2	24,714	903	27.38
Class R-3	20,881	761	27.45
Class R-4	11,570	421	27.47
Class R-5	31,036	1,126	27.58
Class R-6	338,961	12,338	27.47

See Notes to Financial Statements

Statement of operations		unaudited
for the six months ended December 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,384)	$67,115
Interest	2,465	$69,580

Fees and expenses*:
Investment advisory services	12,074
Distribution services	5,596
Transfer agent services	1,981
Administrative services	895
Reports to shareholders	214
Registration statement and prospectus	235
Trustees' compensation	65
Auditing and legal	21
Custodian	376
Other	109
Total fees and expenses before reimbursement	21,566
Less reimbursement of fees and expenses	5
Total fees and expenses after reimbursement		21,561
Net investment income		48,019

Net realized loss and unrealized depreciation
on investments and currency:
Net realized loss on:
Investments (net of non-U.S. taxes of $235)	(16,192)
Currency transactions	(401)	(16,593)
Net unrealized depreciation on:
Investments	(691,189)
Currency translations	(729)	(691,918)
Net realized loss and unrealized depreciation
on investments and currency		(708,511)
Net decrease in net assets resulting
from operations		$(660,492)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Six months ended December 31, 2011*	Year ended June 30, 2011*
Operations:
Net investment income	$48,019	$153,206
Net realized (loss) gain on investments and currency transactions	(16,593)	88,886
Net unrealized (depreciation) appreciation on investments and currency translations	(691,918)	853,517
Net (decrease) increase in net assets resulting from operations	(660,492)	1,095,609

Dividends and distributions paid to shareholders from net investment income:
Dividends from net investment income	(50,246)	(155,725)
Distributions from net realized gain on investments	(82,548)	(25,100)
Total dividends and distributions paid to shareholders	(132,794)	(180,825)

Net capital share transactions	239,026	733,102

Total (decrease) increase in net assets	(554,260)	1,647,886

Net assets:
Beginning of period	5,127,813	3,479,927
End of period (including undistributed
net investment income: $4,099 and $6,326, respectively)	$4,573,553	$5,127,813

*Unaudited.

See Notes to Financial Statements

Notes to financial statements
unaudited

1.	Organization

International Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital with current income by investing primarily in stocks of larger, well-established companies domiciled outside the U.S., including emerging market countries.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the table on the following page. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Financials	$666,958	$-		$-	$666,958
Consumer staples	589,466	-		-	589,466
Energy	451,577	-		-	451,577
Telecommunication services	413,473	32,450	*	-	445,923
Industrials	415,531	-		-	415,531
Utilities	354,497	-		-	354,497
Materials	302,655	43,240		-	345,895
Information technology	259,709	27,977	*	-	287,686
Health care	243,742	-		-	243,742
Consumer discretionary	242,444	-		-	242,444
Miscellaneous	51,815	4,203	*	-	56,018
Preferred stocks	-	12,360		-	12,360
Convertible securities	-	3,334		-	3,334
Bonds & notes	-	41,966		-	41,966
Short-term securities	-	374,716		-	374,716
Total	$3,991,867	$540,246		$-	$4,532,113

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $64,630,000 of investment securities were classified as Level 2 instead of Level 1.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S.  — Securities of issuers domiciled outside the U. S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. These risks may be heightened in connection with investments in emerging market and developing countries.

Investing in emerging market and developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Management – The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2008, the year the fund commenced operations.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2011, the fund had tax basis undistributed ordinary income of $6,655,000 and undistributed long-term capital gains of $82,401,000.

As of December 31, 2011, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	566,953
Gross unrealized depreciation on investment securities	(362,326)
Net unrealized appreciation on investment securities	204,627
Cost of investment securities	4,327,486

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended December 31, 2011			Year ended June 30, 2011
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$35,044	$56,512	$91,556	$111,191	$17,858	$129,049
Class B	176	425	601	775	173	948
Class C	1,405	3,538	4,943	5,468	1,176	6,644
Class F-1	4,219	7,180	11,399	12,652	2,041	14,693
Class F-2	3,554	5,505	9,059	9,952	1,505	11,457
Class 529-A	691	1,181	1,872	1,876	280	2,156
Class 529-B	7	21	28	39	7	46
Class 529-C	105	288	393	345	65	410
Class 529-E	20	38	58	59	10	69
Class 529-F-1	33	54	87	64	8	72
Class R-1	35	73	108	118	22	140
Class R-2	175	452	627	543	103	646
Class R-3	197	380	577	573	91	664
Class R-4	122	209	331	309	43	352
Class R-5	367	535	902	839	116	955
Class R-6	4,096	6,157	10,253	10,922	1,602	12,524
Total	$50,246	$82,548	$132,794	$155,725	$25,100	$180,825

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.460% on such assets in excess of $6.5 billion. For the six months ended December 31, 2011, the investment advisory services fee was $12,074,000, which was equivalent to an annualized rate of 0.523% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of December 31, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described in the administrative services paragraph below.

On December 1, 2011, the board of trustees approved an amended shareholder services agreement with AFS effective January 1, 2012. The amended agreement covers the transfer agent services described above and is applicable to all share classes. AFS may use these fees to compensate third parties for performing these services. Beginning January 1, 2012, transfer agent services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement described in the administrative services paragraph below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide administrative services that include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The current agreement also provides for certain transfer agent and recordkeeping services. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for one of the retirement plan share classes. For the six months ended December 31, 2011, the total administrative services fees paid by CRMC were $5,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

On December 1, 2011, the board of trustees approved an amended administrative services agreement with CRMC effective January 1, 2012. The amended agreement covers the administrative services described on the previous page and calls for each share class, except Class B, to pay CRMC annual fees of 0.05% (0.01% for Class A) based on its respective average daily net assets to compensate CRMC for administrative services. Transfer agent and recordkeeping services previously provided to share classes other than Classes A and B will no longer be paid to CRMC, and passed through to AFS and other third parties, through the administrative services agreement. Beginning January 1, 2012, transfer agent and recordkeeping services for all share classes will be paid to AFS through the shareholder services agreement described in the transfer agent services section on the previous page.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the six months ended December 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services		Commonwealth of Virginia administrative services
Class A	$3,664	$1,965	Not applicable	Not applicable		Not applicable
Class B	127	16	Not applicable	Not applicable		Not applicable
Class C	1,009	Included in administrative services	$135	$19		Not applicable
Class F-1	483		225	10		Not applicable
Class F-2	Not applicable		206	4		Not applicable
Class 529-A	58		37	5		$32
Class 529-B	7		1	-	*	1
Class 529-C	78		9	2		8
Class 529-E	5		1	-	*	1
Class 529-F-1	-		2	-	*	1
Class R-1	16		2	1		Not applicable
Class R-2	86		17	41		Not applicable
Class R-3	51		16	12		Not applicable
Class R-4	12		8	1		Not applicable
Class R-5	Not applicable		15	-	*	Not applicable
Class R-6	Not applicable		82	1		Not applicable
Total	$5,596	$1,981	$756	$96		$43

*Amount less than one thousand.

Trustees’ deferred compensation –Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $65,000, shown on the accompanying financial statements, includes $158,000 in current fees (either paid in cash or deferred) and a net decrease of $93,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended December 31, 2011
Class A	$336,248	11,702	$88,810	3,237	$(389,193)	(13,554)	$35,865	1,385
Class B	2,638	91	595	22	(5,962)	(208)	(2,729)	(95)
Class C	23,195	811	4,850	177	(29,526)	(1,032)	(1,481)	(44)
Class F-1	101,921	3,592	11,302	412	(67,883)	(2,380)	45,340	1,624
Class F-2	125,757	4,466	8,524	311	(49,488)	(1,752)	84,793	3,025
Class 529-A	10,701	374	1,871	68	(4,423)	(154)	8,149	288
Class 529-B	90	3	28	1	(527)	(19)	(409)	(15)
Class 529-C	3,133	110	393	14	(1,201)	(42)	2,325	82
Class 529-E	418	15	58	2	(438)	(16)	38	1
Class 529-F-1	1,020	35	87	3	(216)	(8)	891	30
Class R-1	363	13	77	3	(572)	(20)	(132)	(4)
Class R-2	6,488	225	597	22	(3,063)	(107)	4,022	140
Class R-3	3,938	134	547	20	(3,490)	(119)	995	35
Class R-4	3,701	129	297	11	(2,131)	(76)	1,867	64
Class R-5	10,435	344	892	33	(3,632)	(124)	7,695	253
Class R-6	42,739	1,506	10,253	373	(1,195)	(43)	51,797	1,836
Total net increase (decrease)	$672,785	23,550	$129,181	4,709	$(562,940)	(19,654)	$239,026	8,605

Year ended June 30, 2011
Class A	$814,973	26,137	$123,458	3,957	$(498,306)	(16,200)	$440,125	13,894
Class B	6,618	212	928	30	(11,924)	(389)	(4,378)	(147)
Class C	55,361	1,780	6,408	205	(42,148)	(1,366)	19,621	619
Class F-1	139,074	4,489	14,045	450	(80,499)	(2,597)	72,620	2,342
Class F-2	88,329	2,846	10,079	323	(39,750)	(1,272)	58,658	1,897
Class 529-A	25,752	824	2,154	69	(5,406)	(175)	22,500	718
Class 529-B	778	25	46	1	(457)	(15)	367	11
Class 529-C	7,391	237	410	13	(1,886)	(61)	5,915	189
Class 529-E	857	28	69	2	(264)	(8)	662	22
Class 529-F-1	1,656	52	72	3	(249)	(8)	1,479	47
Class R-1	1,296	42	99	3	(520)	(17)	875	28
Class R-2	12,384	397	606	19	(4,167)	(134)	8,823	282
Class R-3	13,857	441	618	20	(3,719)	(119)	10,756	342
Class R-4	7,451	235	303	10	(2,012)	(64)	5,742	181
Class R-5	14,270	460	952	30	(4,793)	(154)	10,429	336
Class R-6	72,722	2,335	12,524	402	(6,338)	(205)	78,908	2,532
Total net increase (decrease)	$1,262,769	40,540	$172,771	5,537	$(702,438)	(22,784)	$733,102	23,293

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $663,538,000 and $459,974,000, respectively, during the six months ended December 31, 2011.

Financial highlights

			(Loss) income from investment operations(1)			Dividends and distributions
		Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2)(3)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(3)		Ratio of net income to average net assets(3)

Class A:	Six months ended 12/31/2011(4)(5)	$32.48	$.30	$(4.47)	$(4.17)	$(.32)	$(.51)	$(.83)	$27.48	(12.81)%	$3,092		.92	%(6)	.92	%(6)	2.09	%(6)
	Year ended 6/30/2011	25.86	1.06	6.80	7.86	(1.06)	(.18)	(1.24)	32.48	30.64	3,611		.89		.89		3.43
	Year ended 6/30/2010	24.78	.80	1.39	2.19	(.74)	(.37)	(1.11)	25.86	8.44	2,515		.94		.93		2.79
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.62	(.39)	.23	(.45)	-	(.45)	24.78	1.04	1,424		1.11	(6)	1.06	(6)	3.73	(6)

Class B:	Six months ended 12/31/2011(4)(5)	32.44	.19	(4.47)	(4.28)	(.20)	(.51)	(.71)	27.45	(13.16)	23		1.70	(6)	1.70	(6)	1.30	(6)
	Year ended 6/30/2011	25.82	.79	6.82	7.61	(.81)	(.18)	(.99)	32.44	29.62	31		1.68		1.68		2.56
	Year ended 6/30/2010	24.75	.56	1.40	1.96	(.52)	(.37)	(.89)	25.82	7.60	28		1.72		1.71		1.96
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.53	(.42)	.11	(.36)	-	(.36)	24.75	.49	18		1.81	(6)	1.77	(6)	3.16	(6)

Class C:	Six months ended 12/31/2011(4)(5)	32.42	.19	(4.47)	(4.28)	(.20)	(.51)	(.71)	27.43	(13.17)	194		1.72	(6)	1.72	(6)	1.29	(6)
	Year ended 6/30/2011	25.81	.80	6.79	7.59	(.80)	(.18)	(.98)	32.42	29.57	230		1.73		1.73		2.58
	Year ended 6/30/2010	24.75	.57	1.38	1.95	(.52)	(.37)	(.89)	25.81	7.55	167		1.75		1.74		2.00
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.51	(.41)	.10	(.35)	-	(.35)	24.75	.48	87		1.84	(6)	1.80	(6)	3.07	(6)

Class F-1:	Six months ended 12/31/2011(4)(5)	32.49	.30	(4.48)	(4.18)	(.32)	(.51)	(.83)	27.48	(12.82)	400		.94	(6)	.94	(6)	2.08	(6)
	Year ended 6/30/2011	25.86	1.06	6.79	7.85	(1.04)	(.18)	(1.22)	32.49	30.58	420		.94		.94		3.40
	Year ended 6/30/2010	24.78	.79	1.39	2.18	(.73)	(.37)	(1.10)	25.86	8.41	274		.97		.96		2.76
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.63	(.39)	.24	(.46)	-	(.46)	24.78	1.06	164		1.07	(6)	1.03	(6)	3.76	(6)

Class F-2:	Six months ended 12/31/2011(4)(5)	32.50	.34	(4.50)	(4.16)	(.35)	(.51)	(.86)	27.48	(12.74)	346		.71	(6)	.71	(6)	2.37	(6)
	Year ended 6/30/2011	25.87	1.13	6.79	7.92	(1.11)	(.18)	(1.29)	32.50	30.87	311		.71		.71		3.65
	Year ended 6/30/2010	24.79	.86	1.39	2.25	(.80)	(.37)	(1.17)	25.87	8.69	199		.71		.70		3.02
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.60	(.31)	.29	(.50)	-	(.50)	24.79	1.28	119		.82	(6)	.76	(6)	3.57	(6)

Class 529-A:	Six months ended 12/31/2011(4)(5)	32.46	.30	(4.49)	(4.19)	(.31)	(.51)	(.82)	27.45	(12.87)	65		.98	(6)	.98	(6)	2.05	(6)
	Year ended 6/30/2011	25.85	1.09	6.75	7.84	(1.05)	(.18)	(1.23)	32.46	30.62	67		.94		.94		3.50
	Year ended 6/30/2010	24.77	.82	1.35	2.17	(.72)	(.37)	(1.09)	25.85	8.33	35		.99		.98		2.87
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.70	(.49)	.21	(.44)	-	(.44)	24.77	.96	9		1.20	(6)	1.16	(6)	4.16	(6)

Class 529-B:	Six months ended 12/31/2011(4)(5)	32.39	.16	(4.45)	(4.29)	(.17)	(.51)	(.68)	27.42	(13.22)	1		1.82	(6)	1.82	(6)	1.11	(6)
	Year ended 6/30/2011	25.80	.78	6.78	7.56	(.79)	(.18)	(.97)	32.39	29.47	2		1.79		1.79		2.51
	Year ended 6/30/2010	24.74	.55	1.38	1.93	(.50)	(.37)	(.87)	25.80	7.49	1		1.82		1.81		1.94
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.50	(.41)	.09	(.35)	-	(.35)	24.74	.43	-	(8)	1.93	(6)	1.88	(6)	3.00	(6)

Class 529-C:	Six months ended 12/31/2011(4)(5)	32.35	.18	(4.47)	(4.29)	(.19)	(.51)	(.70)	27.36	(13.20)	16		1.81	(6)	1.81	(6)	1.22	(6)
	Year ended 6/30/2011	25.77	.83	6.73	7.56	(.80)	(.18)	(.98)	32.35	29.45	16		1.78		1.78		2.68
	Year ended 6/30/2010	24.72	.59	1.35	1.94	(.52)	(.37)	(.89)	25.77	7.53	8		1.81		1.80		2.08
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.65	(.57)	.08	(.36)	-	(.36)	24.72	.41	2		1.91	(6)	1.88	(6)	3.81	(6)

Class 529-E:	Six months ended 12/31/2011(4)(5)	$32.46	$.25	$(4.47)	$(4.22)	$(.27)	$(.51)	$(.78)	$27.46	(12.97)%	$2		1.27	%(6)	1.27	%(6)	1.75	%(6)
	Year ended 6/30/2011	25.85	.97	6.76	7.73	(.94)	(.18)	(1.12)	32.46	30.18	2		1.27		1.27		3.12
	Year ended 6/30/2010	24.78	.75	1.33	2.08	(.64)	(.37)	(1.01)	25.85	8.01	1		1.30		1.29		2.64
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.74	(.56)	.18	(.40)	-	(.40)	24.78	.82	-	(8)	1.39	(6)	1.35	(6)	4.36	(6)

Class 529-F-1:	Six months ended 12/31/2011(4)(5)	32.50	.33	(4.50)	(4.17)	(.34)	(.51)	(.85)	27.48	(12.78)	3		.80	(6)	.80	(6)	2.26	(6)
	Year ended 6/30/2011	25.87	1.25	6.66	7.91	(1.10)	(.18)	(1.28)	32.50	30.80	3		.77		.77		3.99
	Year ended 6/30/2010	24.79	.91	1.32	2.23	(.78)	(.37)	(1.15)	25.87	8.60	1		.79		.78		3.18
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.76	(.49)	.27	(.48)	-	(.48)	24.79	1.18	-	(8)	.90	(6)	.86	(6)	4.48	(6)

Class R-1:	Six months ended 12/31/2011(4)(5)	32.43	.23	(4.48)	(4.25)	(.24)	(.51)	(.75)	27.43	(13.07)	4		1.44	(6)	1.44	(6)	1.56	(6)
	Year ended 6/30/2011	25.82	.87	6.78	7.65	(.86)	(.18)	(1.04)	32.43	29.81	5		1.54		1.54		2.80
	Year ended 6/30/2010	24.76	.59	1.37	1.96	(.53)	(.37)	(.90)	25.82	7.58	3		1.71		1.70		2.06
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.45	(.34)	.11	(.35)	-	(.35)	24.76	.52	2		1.82	(6)	1.77	(6)	2.68	(6)

Class R-2:	Six months ended 12/31/2011(4)(5)	32.38	.19	(4.47)	(4.28)	(.21)	(.51)	(.72)	27.38	(13.20)	25		1.77	(6)	1.73	(6)	1.30	(6)
	Year ended 6/30/2011	25.79	.85	6.74	7.59	(.82)	(.18)	(1.00)	32.38	29.60	25		1.77		1.70		2.74
	Year ended 6/30/2010	24.74	.61	1.34	1.95	(.53)	(.37)	(.90)	25.79	7.57	13		1.81		1.73		2.15
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.54	(.44)	.10	(.36)	-	(.36)	24.74	.48	3		1.88	(6)	1.78	(6)	3.22	(6)

Class R-3:	Six months ended 12/31/2011(4)(5)	32.45	.25	(4.47)	(4.22)	(.27)	(.51)	(.78)	27.45	(12.99)	21		1.30	(6)	1.30	(6)	1.72	(6)
	Year ended 6/30/2011	25.84	1.01	6.73	7.74	(.95)	(.18)	(1.13)	32.45	30.16	24		1.27		1.27		3.24
	Year ended 6/30/2010	24.78	.75	1.33	2.08	(.65)	(.37)	(1.02)	25.84	8.02	10		1.30		1.29		2.65
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.61	(.42)	.19	(.41)	-	(.41)	24.78	.85	3		1.38	(6)	1.33	(6)	3.64	(6)

Class R-4:	Six months ended 12/31/2011(4)(5)	32.48	.30	(4.48)	(4.18)	(.32)	(.51)	(.83)	27.47	(12.85)	12		.95	(6)	.95	(6)	2.07	(6)
	Year ended 6/30/2011	25.86	1.15	6.70	7.85	(1.05)	(.18)	(1.23)	32.48	30.60	12		.93		.93		3.69
	Year ended 6/30/2010	24.79	.84	1.33	2.17	(.73)	(.37)	(1.10)	25.86	8.38	5		.98		.96		2.93
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.61	(.37)	.24	(.45)	-	(.45)	24.79	1.09	2		1.07	(6)	1.02	(6)	3.63	(6)

Class R-5:	Six months ended 12/31/2011(4)(5)	32.60	.34	(4.49)	(4.15)	(.36)	(.51)	(.87)	27.58	(12.71)	31		.67	(6)	.67	(6)	2.37	(6)
	Year ended 6/30/2011	25.95	1.15	6.81	7.96	(1.13)	(.18)	(1.31)	32.60	30.94	28		.67		.67		3.71
	Year ended 6/30/2010	24.86	.85	1.41	2.26	(.80)	(.37)	(1.17)	25.95	8.69	14		.72		.70		2.96
	Period from 10/1/2008(7) to 6/30/2009(4)	25.00	.76	(.47)	.29	(.43)	-	(.43)	24.86	1.28	6		.81	(6)	.78	(6)	4.65	(6)

Class R-6:	Six months ended 12/31/2011(4)(5)	32.48	.35	(4.49)	(4.14)	(.36)	(.51)	(.87)	27.47	(12.70)	339		.62	(6)	.62	(6)	2.41	(6)
	Year ended 6/30/2011	25.86	1.17	6.77	7.94	(1.14)	(.18)	(1.32)	32.48	30.99	341		.62		.62		3.77
	Year ended 6/30/2010	24.78	.90	1.37	2.27	(.82)	(.37)	(1.19)	25.86	8.74	206		.66		.65		3.16
	Period from 5/1/2009 to 6/30/2009(4)	22.97	.25	1.90	2.15	(.34)	-	(.34)	24.78	9.38	64		.12		.12		1.01

	Six months ended December 31, 2011(5)	Year ended June 30, 2011	Year ended June 30, 2010	For the period 10/1/2008(7) to 6/30/2009(4)

Portfolio turnover rate for all share classes	11%	31%	16%	33%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the periods shown and, accordingly, is not representative of a full year.
(5)Unaudited.
(6)Annualized.
(7)Commencement of operations.
(8)Amount less than $1 million.

See Notes to Financial Statements

Expense example
                                                                                                          unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2011, through December 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2011	Ending account value 12/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$871.89	$4.33	.92%
Class A -- assumed 5% return	1,000.00	1,020.51	4.67	.92
Class B -- actual return	1,000.00	868.44	7.98	1.70
Class B -- assumed 5% return	1,000.00	1,016.59	8.62	1.70
Class C -- actual return	1,000.00	868.32	8.08	1.72
Class C -- assumed 5% return	1,000.00	1,016.49	8.72	1.72
Class F-1 -- actual return	1,000.00	871.83	4.42	.94
Class F-1 -- assumed 5% return	1,000.00	1,020.41	4.77	.94
Class F-2 -- actual return	1,000.00	872.60	3.34	.71
Class F-2 -- assumed 5% return	1,000.00	1,021.57	3.61	.71
Class 529-A -- actual return	1,000.00	871.29	4.61	.98
Class 529-A -- assumed 5% return	1,000.00	1,020.21	4.98	.98
Class 529-B -- actual return	1,000.00	867.82	8.55	1.82
Class 529-B -- assumed 5% return	1,000.00	1,015.99	9.22	1.82
Class 529-C -- actual return	1,000.00	868.00	8.50	1.81
Class 529-C -- assumed 5% return	1,000.00	1,016.04	9.17	1.81
Class 529-E -- actual return	1,000.00	870.26	5.97	1.27
Class 529-E -- assumed 5% return	1,000.00	1,018.75	6.44	1.27
Class 529-F-1 -- actual return	1,000.00	872.24	3.76	.80
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.11	4.06	.80
Class R-1 -- actual return	1,000.00	869.31	6.77	1.44
Class R-1 -- assumed 5% return	1,000.00	1,017.90	7.30	1.44
Class R-2 -- actual return	1,000.00	867.97	8.31	1.77
Class R-2 -- assumed 5% return	1,000.00	1,016.24	8.97	1.77
Class R-3 -- actual return	1,000.00	870.11	6.11	1.30
Class R-3 -- assumed 5% return	1,000.00	1,018.60	6.60	1.30
Class R-4 -- actual return	1,000.00	871.51	4.47	.95
Class R-4 -- assumed 5% return	1,000.00	1,020.36	4.82	.95
Class R-5 -- actual return	1,000.00	872.91	3.15	.67
Class R-5 -- assumed 5% return	1,000.00	1,021.77	3.40	.67
Class R-6 -- actual return	1,000.00	872.97	2.92	.62
Class R-6 -- assumed 5% return	1,000.00	1,022.02	3.15	.62

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2012. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2011:
			Life
	1 year	5 years	of class
Class B shares1 — first sold 10/1/08
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–12.61%	—	5.42%
Not reflecting CDSC	–8.21	—	6.24

Class C shares — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	–9.11	—	6.20
Not reflecting CDSC	–8.22	—	6.20

Class F-1 shares2 — first sold 10/1/08
Not reflecting annual asset-based fee charged by
sponsoring firm	–7.52	—	7.03

Class F-2 shares2 — first sold 10/1/08
Not reflecting annual asset-based fee charged by
sponsoring firm	–7.34	—	7.29

Class 529-A shares3 — first sold 10/1/08
Reflecting 5.75% maximum sales charge	–12.86	—	5.03
Not reflecting maximum sales charge	–7.56	—	6.97

Class 529-B shares1,3 — first sold 10/1/08
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–12.73	—	5.30
Not reflecting CDSC	–8.33	—	6.12

Class 529-C shares3 — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	–9.18	—	6.12
Not reflecting CDSC	–8.30	—	6.12

Class 529-E shares2,3 — first sold 10/1/08	–7.84	—	6.67

Class 529-F-1 shares2,3 — first sold 10/1/08
Not reflecting annual asset-based fee charged by
sponsoring firm	–7.40	—	7.20

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008. In addition, the investment adviser reimbursed other fees and expenses during some of the periods shown in this report. These reimbursements may be adjusted or discontinued by the investment adviser at any time, subject to any restrictions in the fund’s prospectus. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 28 to 31 for details.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2011, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.1

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have generally been among the lowest in the industry.3

1 As of 12/31/11.
2 Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3 Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage Fund®
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGESR-934-0212P

Litho in USA BAG/RRD/9996-S28422

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM
Investment portfolio

December 31, 2011
unaudited
Common stocks — 89.64%	Shares	Value (000)

FINANCIALS — 14.58%
Prudential PLC	7,208,148	$71,475
Bank of Nova Scotia	1,229,200	61,330
QBE Insurance Group Ltd.	3,705,000	49,074
Sumitomo Mitsui Financial Group, Inc.	1,695,000	47,214
Agricultural Bank of China, Class H	107,325,000	46,155
Toronto-Dominion Bank	610,000	45,680
Industrial and Commercial Bank of China Ltd., Class H	59,329,500	35,216
United Overseas Bank Ltd.	2,928,550	34,477
Sampo Oyj, Class A	1,235,000	30,641
Fairfax Financial Holdings Ltd.	70,000	30,184
AXA SA	2,097,239	27,266
Westfield Group	3,405,000	27,199
HSBC Holdings PLC (Hong Kong)	1,887,396	14,338
HSBC Holdings PLC (United Kingdom)	1,008,896	7,694
Allianz SE	215,150	20,581
BNP Paribas SA	469,036	18,424
Sanlam Ltd.	4,210,000	15,046
ICICI Bank Ltd.	1,045,000	13,473
ING Groep NV, depository receipts1	1,730,000	12,449
Mizuho Financial Group, Inc.	7,550,000	10,201
China Life Insurance Co. Ltd., Class H	3,800,000	9,394
AIA Group Ltd.	2,837,600	8,860
Standard Chartered PLC	399,375	8,739
Banco Bilbao Vizcaya Argentaria, SA	869,491	7,517
Société Générale	333,062	7,417
Itaú Unibanco Holding SA, preferred nominative	379,400	6,914
		666,958

CONSUMER STAPLES — 12.89%
British American Tobacco PLC	3,189,500	151,348
Unilever NV, depository receipts	2,577,200	88,625
Tesco PLC	12,236,914	76,671
Shoprite Holdings Ltd.	3,585,000	60,486
Nestlé SA	670,000	38,518
Pernod Ricard SA	369,660	34,285
Kimberly-Clark de México, SAB de CV, Class A	5,879,300	31,708
Anheuser-Busch InBev NV	375,000	22,959
Imperial Tobacco Group PLC	537,000	20,307
Coca-Cola Amatil Ltd.	1,703,988	20,060
Grupo Modelo, SAB de CV, Series C	2,610,000	16,551
Wesfarmers Ltd.	500,000	15,086
Coca-Cola Hellenic Bottling Co. SA	750,000	12,862
		589,466

ENERGY — 9.87%
Royal Dutch Shell PLC, Class B	4,234,000	161,360
TOTAL SA	2,453,500	125,430
Crescent Point Energy Corp.	1,640,500	72,303
Saipem SpA, Class S	575,700	24,477
TransCanada Corp.	415,928	18,181
JX Holdings, Inc.	2,955,000	17,852
Oil Search Ltd.	2,750,000	17,579
Keyera Corp.	293,300	14,395
		451,577

TELECOMMUNICATION SERVICES — 9.75%
Koninklijke KPN NV	6,015,000	71,972
Telstra Corp. Ltd.	20,894,000	71,163
France Télécom SA	3,503,300	55,022
KT Corp.2	1,046,500	32,450
KT Corp. (ADR)	1,385,000	21,661
América Móvil, SAB de CV, Series L	23,370,000	26,494
América Móvil, SAB de CV, Series L (ADR)	1,108,000	25,041
Taiwan Mobile Co., Ltd.	8,987,000	28,018
Bell Aliant Inc.	855,000	23,995
Portugal Telecom, SGPS, SA	4,035,425	23,242
Total Access Communication PCL	7,155,400	15,762
Total Access Communication PCL, nonvoting depository receipt	861,000	1,897
Telefónica Czech Republic, AS	842,000	16,327
Vodafone Group PLC	5,110,500	14,199
HKT Trust, units1	18,916,000	11,106
Hellenic Telecommunications Organization SA	2,032,000	7,574
		445,923

INDUSTRIALS — 9.09%
Schneider Electric SA	1,103,032	58,075
Siemens AG	553,500	52,968
Marubeni Corp.	6,210,000	37,839
Capita Group PLC	3,855,000	37,627
Kubota Corp.	3,380,000	28,324
AB SKF, Class B	1,255,000	26,551
Geberit AG	118,000	22,738
Aggreko PLC	650,000	20,361
CCR SA, ordinary nominative	3,013,800	19,745
ASSA ABLOY AB, Class B	783,500	19,650
Qantas Airways Ltd.1	11,710,600	17,487
Mitsubishi Corp.	818,100	16,528
Vallourec SA	180,000	11,685
Meggitt PLC	2,020,000	11,068
Ryanair Holdings PLC (ADR)1	360,000	10,030
Wolseley PLC	294,800	9,761
Orkla AS	1,207,800	9,017
Komatsu Ltd.	260,000	6,077
		415,531

UTILITIES — 7.75%
National Grid PLC	12,590,655	122,208
Power Assets Holdings Ltd.	12,028,000	88,972
GDF SUEZ	2,756,271	75,341
SUEZ Environnement Co.	1,725,000	19,872
Snam Rete Gas SpA	3,702,095	16,320
CLP Holdings Ltd.	1,550,000	13,182
International Power PLC	2,000,000	10,473
E.ON AG	275,000	5,933
Cia. Energética de Minas Gerais — CEMIG, preferred nominative	123,090	2,196
		354,497

MATERIALS — 7.56%
L’Air Liquide SA, bonus shares2	349,508	43,240
L’Air Liquide SA, non-registered shares	100,958	12,490
Orica Ltd.	1,982,348	49,148
Amcor Ltd.	5,125,000	37,794
Fletcher Building Ltd.	6,955,000	33,240
Impala Platinum Holdings Ltd.	1,476,827	30,616
K+S AG	638,000	28,834
Syngenta AG	80,800	23,656
BASF SE	315,300	21,991
PT Semen Gresik (Persero) Tbk	17,030,000	21,505
Shin-Etsu Chemical Co., Ltd.	290,000	14,280
Linde AG	87,285	12,986
Anglo American PLC	235,000	8,617
Mitsui Chemicals, Inc.	2,456,000	7,498
		345,895

INFORMATION TECHNOLOGY — 6.29%
Taiwan Semiconductor Manufacturing Co. Ltd.	35,271,506	88,298
Nintendo Co., Ltd.	364,400	50,184
Canon, Inc.	1,074,000	47,581
Samsung Electronics Co. Ltd.2	30,400	27,977
ASM Pacific Technology Ltd.	1,925,000	21,601
Keyence Corp.	66,000	15,915
Quanta Computer Inc.	5,369,000	11,295
HTC Corp.	568,102	9,325
ASML Holding NV	200,000	8,406
HOYA Corp.	329,800	7,104
		287,686

HEALTH CARE — 5.33%
Novartis AG	1,660,100	94,908
Sanofi	482,683	35,452
GlaxoSmithKline PLC	1,350,000	30,851
Sonic Healthcare Ltd.	1,837,000	21,194
CSL Ltd.	610,000	19,965
Roche Holding AG	113,600	19,254
Smith & Nephew PLC	1,520,000	14,765
Bayer AG	115,000	7,353
		243,742

CONSUMER DISCRETIONARY — 5.30%
Virgin Media Inc.	1,815,000	38,805
H & M Hennes & Mauritz AB, Class B	935,000	30,066
Daimler AG	538,000	23,619
Bayerische Motoren Werke AG	280,000	18,757
Wynn Macau, Ltd.	7,176,800	18,019
OPAP SA	1,921,500	16,986
Intercontinental Hotels Group PLC	940,000	16,890
Toyota Motor Corp.	500,000	16,662
Volkswagen AG, nonvoting preferred	87,000	13,034
Naspers Ltd., Class N	275,000	12,032
Thomson Reuters Corp.	410,000	10,959
ProSiebenSAT.1 Media AG, nonvoting preferred	540,000	9,865
Cie. Financière Richemont SA, Class A, non-registered shares	147,000	7,435
Christian Dior SA	54,500	6,462
Esprit Holdings Ltd.	2,026,442	2,614
Tata Motors Ltd., Class A (DVR)	146,245	239
		242,444

MISCELLANEOUS — 1.23%
Other common stocks in initial period of acquisition		56,018

Total common stocks (cost: $3,891,477,000)		4,099,737

Preferred stocks — 0.27%

FINANCIALS — 0.27%
HSBC Holdings PLC, Series 2, 8.00%	472,795	12,360

Total preferred stocks (cost: $12,000,000)		12,360

	Principal amount
Convertible securities — 0.07%	(000)

MATERIALS — 0.07%
Sino-Forest Corp. 4.25% convertible notes 20163	$13,074,000	3,334

Total convertible securities (cost: $12,190,000)		3,334

Bonds & notes — 0.92%

FINANCIALS — 0.36%
SMFG Preferred Capital USD 3 Ltd., junior subordinated 9.50% (undated)3,4	5,410	6,235
Westfield Group 5.40% 20123	175	179
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20143	430	451
Westfield Group 5.70% 20163	4,540	4,868
Société Générale, junior subordinated 6.999% (undated)4	€6,200	4,815
		16,548

CONSUMER STAPLES — 0.36%
British American Tobacco International Finance PLC 8.125% 20133	$12,159	13,620
British American Tobacco International Finance PLC 9.50% 20183	2,000	2,719
		16,339

CONSUMER DISCRETIONARY — 0.15%
DaimlerChrysler North America Holding Corp. 7.30% 2012	4,642	4,650
DaimlerChrysler North America Holding Corp. 6.50% 2013	1,990	2,169
		6,819

TELECOMMUNICATION SERVICES — 0.05%
Digicel Group Ltd. 12.00% 20143	2,000	2,260

Total bonds & notes (cost: $35,754,000)		41,966

	Principal amount	Value
Short-term securities — 8.19%	(000)	(000)

Fannie Mae 0.055%–0.17% due 1/3–6/20/2012	$74,600	$74,577
National Australia Funding (Delaware) Inc. 0.145%–0.22% due 1/17–2/22/20123	74,200	74,196
Freddie Mac 0.10%–0.13% due 6/19–8/21/2012	36,100	36,079
Barclays Bank PLC 0.09% due 1/3/2012	30,000	30,000
Old Line Funding, LLC 0.22% due 2/7/20123	28,400	28,398
Jupiter Securitization Co., LLC 0.12% due 1/18/20123	25,100	25,099
Nestlé Capital Corp. 0.12% due 6/1/20123	25,000	24,983
Svenska Handelsbanken Inc. 0.25% due 2/28/20123	21,100	21,091
Straight-A Funding LLC 0.17% due 1/18/20123	20,000	19,999
International Bank for Reconstruction and Development 0.08% due 6/4/2012	16,700	16,695
IBM Corp. 0.05% due 1/23/20123	16,000	15,999
Federal Home Loan Bank 0.14% due 2/13/2012	7,600	7,600

Total short-term securities (cost: $374,709,000)		374,716

Total investment securities (cost: $4,326,130,000)		4,532,113
Other assets less liabilities		41,440

Net assets		$4,573,553

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $107,870,000, which represented 2.36% of the net assets of the fund. This amount includes $64,630,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $243,431,000, which represented 5.32% of the net assets of the fund.

4Coupon rate may change periodically.

Key to abbreviations and symbol

ADR = American Depositary Receipts
DVR = Differential Voting Rights
€ = Euros

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFP-934-0212O-S29487

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: February 29, 2012

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: February 29, 2012